SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2009

Pathfinder Bancorp, Inc.
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(Exact name of registrant as specified in its charter)

Federal                        000-23601                 16-1540137
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(State or other jurisdiction      (Commission File No.)   (I.R.S. Employer
of incorporation)                                                         Identification No.)

Registrant's telephone number, including area code:  (315) 343-0057
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Not Applicable
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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Section 8 – Other Events

Item 8.01

News Release:

CONTACT:                                Thomas W. Schneider, President & CEO, (315) 343-0057

Pathfinder Bancorp, Inc. Declares First Quarter Dividend

OSWEGO, New York (April 28, 2009) - Thomas W. Schneider, President/CEO of Pathfinder Bancorp, Inc., the mid-tier holding company of Pathfinder Bank, (NASDAQ SmallCap Market; symbol: PBHC, listing: PathBcp) has announced that the Company has declared a cash dividend of $.03 per share on the Company’s common stock relating to the fiscal quarter ending March 31, 2009.  The dividend will be payable to all shareholders of record on May 15, 2009 and will be paid on May 29, 2009.

The current dividend level represents a 71% decrease from the fiscal year 2008 dividend level.  “The Board of Directors and management of the Company believe that it is in the best interest of the shareholders to conserve capital at this time”, said Schneider.  “We also feel strongly that as we move through the current economic cycle, there will be opportunities to deploy capital that will enhance the value to our shareholders in the future.  The Company remains committed to maintaining its strong capital position and we are pleased with the continued strong earnings performance during the first quarter of 2009,” he added.

About Pathfinder Bancorp, Inc.
Pathfinder Bancorp, Inc. is the mid-tier holding company of Pathfinder Bank, a New York chartered savings bank headquartered in Oswego, New York.  The Bank has seven full service offices located in its market area consisting of Oswego County.  Presently, the only business conducted by Pathfinder Bancorp, Inc. is the 100% ownership of Pathfinder Bank and Pathfinder Statutory Trust I.

This release may contain certain forward-looking statements, which are based on management's current expectations regarding economic, legislative, and regulatory issues that may impact the Company's earnings in future periods.  Factors that could cause future results to vary materially from current management expectations include, but are not limited to, general economic conditions, changes in interest rates, deposit flows, loan demand, real estate values, and competition; changes in accounting principles, policies, or guidelines; changes in legislation or regulation; and economic, competitive, governmental, regulatory, and technological factors affecting the Company's operations, pricing, products, and services.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                 PATHFINDER BANCORP, INC.

Date:  April 28, 2009             By:  /s/ Thomas W. Schneider
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                                                 Thomas W. Schneider
                                                 President and Chief Executive Officer